Lasting relationships. Global success.Lasting relationships. Global success. Financial Results Third Quarter Fiscal Year 2016 Quarter Ended March 31, 2016 Supplementary Information to May 4, 2016 Earnings Release and May 5, 2016 Earnings Conference Call Exhibit 99.2

Lasting relationships. Global success.Lasting relationships. Global success. Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, our ability to fully realize the expected benefits of the completed spin-off, the global economic conditions, significant volume reductions from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, and increased competitive pricing pressures reflecting excess industry capacities.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of equity of the company. The non-GAAP financial measures contained herein include Selling & Administrative Expense (%), Adjusted Operating Income, Adjusted Net Income, and Adjusted EBITDA which have been adjusted for spin-off expenses. Management believes it is useful for investors to understand how its core operations performed without the effects of incremental costs related to the spin-off. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. 2

Lasting relationships. Global success.Lasting relationships. Global success. Net Sales (Unaudited) $215 $210 $205 $200 $195 $190 $185 $180 $175 In M illi on s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 $199 $204 $208 $207 $201 $200 $207 $214 +4% from Q3'15 3

Lasting relationships. Global success.Lasting relationships. Global success. Net Sales Mix by Vertical Market (Unaudited) Automotive Medical Industrial Public Safety Other 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% % of Sa le s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 37% 35% 36% 36% 39% 36% 40% 40% 28% 30% 30% 29% 29% 29% 29% 31% 26% 26% 24% 25% 22% 25% 20% 21% 7% 7% 8% 7% 8% 8% 8% 7% 2% 2% 2% 3% 2% 2% 3% 1% 4

Lasting relationships. Global success.Lasting relationships. Global success. Gross Margin % (Unaudited) 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% % of Sa le s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 9.1% 8.8% 8.6% 9.2% 8.8% 7.6% 7.8% 7.6% 5

Lasting relationships. Global success.Lasting relationships. Global success. Selling & Administrative Expense (%) (Excludes spin-off costs*) (Unaudited) 4.6% 4.4% 4.2% 4.0% 3.8% 3.6% 3.4% % of Sa le s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 4.5% 4.5% 3.8% 3.8% 4.3% 4.1% 4.5% 4.3% *Spin-off costs excluded by quarter were Q4’14 - $1.4M (0.7%), Q1’15 - $1.0M (0.5%), Q2’15 - $1.3M (0.6%), Q3’15 - $0.3M (0.2%), Q1’16 - $0.1M (0.0%) 6

Lasting relationships. Global success.Lasting relationships. Global success. Adjusted Operating Income (Excludes spin-off costs) (Unaudited) Adj Op Income % of Net Sales $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 In M illi on s 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% % of Sa le s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 $9.2 $8.8 $10.0 $11.1 $9.1 $7.1 $6.9 $7.1 4.6% 4.3% 4.8% 5.4% 4.5% 3.5% 3.3% 3.3% Note: Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information 7

Lasting relationships. Global success.Lasting relationships. Global success. Adjusted Net Income (Excludes spin-off costs) (Unaudited) $8.0 $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 In M illi on s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 $6.8 $6.4 $7.4 $7.5 $7.4 $4.6 $4.6 $7.5 Notes: Q3'16 includes a $1.8 million discrete foreign tax benefit related to the capitalization of our Romania subsidiary; Adjusted Net Income is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information 8

Lasting relationships. Global success.Lasting relationships. Global success. Adjusted EBITDA (Excludes spin-off costs) (Unaudited) $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 In M illi on s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 $13.4 $13.0 $15.0 $15.0 $13.7 $11.2 $11.2 $11.9 Note: Adjusted EBITDA is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information 9

Lasting relationships. Global success.Lasting relationships. Global success. Operating Cash Flow (Unaudited) $20.0 $15.0 $10.0 $5.0 $0.0 -$5.0 -$10.0 In M illi on s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 $6.4 ($4.5) $8.0 $7.7 $16.8 ($0.5) $16.8 $11.7 10

Lasting relationships. Global success.Lasting relationships. Global success. Capital Expenditures and Depreciation & Amortization (Unaudited) Cap Ex Depr & Amort $15.0 $13.0 $11.0 $9.0 $7.0 $5.0 $3.0 In M illi on s Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 $6.9 $7.9 $9.0 $6.1 $13.9 $11.3 $8.2 $8.6 $4.6 $4.8 $5.0 $4.8 $5.0 $4.9 $4.9 $4.6 Note: Capital Expenditures include purchases of capitalized software. 11

Lasting relationships. Global success.Lasting relationships. Global success. Reconciliation of Non-GAAP Results (Unaudited) Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Operating Income, as Reported $ 7,721 $ 7,787 $ 8,697 $ 10,821 $ 9,050 $ 6,921 $ 6,933 $ 7,078 Add: Spin-off Expenses 1,431 964 1,285 321 24 137 0 0 Adjusted Operating Income $ 9,152 $ 8,751 $ 9,982 $ 11,142 $ 9,074 $ 7,058 $ 6,933 $ 7,078 Net Income, as reported $ 5,359 $ 5,391 $ 6,229 $ 7,191 $ 7,394 $ 4,475 $ 4,564 $ 7,477 Add: Spin-off Expenses 1,431 964 1,168 278 16 85 0 0 Adjusted Net Income $ 6,790 $ 6,355 $ 7,397 $ 7,469 $ 7,410 $ 4,560 $ 4,564 $ 7,477 Adjusted Net Income $ 6,790 $ 6,355 $ 7,397 $ 7,469 $ 7,410 $ 4,560 $ 4,564 $ 7,477 Add(Less) Interest, net (9) 0 (7) (10) (8) (11) (8) 1 Add Depreciation & Amortization 4,630 4,794 5,023 4,832 4,958 4,885 4,894 4,557 Add(Less) Taxes 1,984 1,899 2,622 2,744 1,301 1,780 1,781 (166) Adjusted EBITDA $ 13,395 $ 13,048 $ 15,035 $ 15,035 $ 13,661 $ 11,214 $ 11,231 $ 11,869 12